Exhibit 10.38

JOINDER AND AMENDMENT NO. 4 TO LOAN DOCUMENTS

Quality Gold, Inc., an Ohio corporation (“QGI”), MTM, Inc., a Delaware corporation (“MTM”), Gold Limited Liability Company, a California limited liability company (“Gold”), LogoArt LLC, a Kentucky limited liability company (“Logo”) (QGI, MTM, Gold, Logo, collectively, the “Borrowers”, and each individually, a “Borrower”), L & L Group Holdings, LLC, an Ohio limited liability company (“New Guarantor”) and PNC Bank, National Association (“Lender”) agree as follows effective as of October 19, 2021 (the “Effective Date”):

1.	Recitals.

1.1	As of December 20, 2018, Borrowers and Lender entered into a Revolving Credit, Term Loan and Security Agreement (as amended, extended, modified, or restated, the “Credit Agreement”) pursuant to which Borrowers executed and delivered to Lender certain Other Documents. Capitalized terms used herein and not otherwise defined will have the meanings given such terms in the Credit Agreement, as amended. The Credit Agreement, the Other Documents, and all related loan and/or security documents related thereto are referred to herein as the “Loan Documents”.

1.2	The Loan Documents were amended by Amendment No. 1 to Loan Documents dated as of October 1, 2019, by Amendment No. 2 to Loan Documents dated as of September 29, 2020, and by Amendment No. 3 to Loan Documents dated as of February 24, 2021.

1.3	New Guarantor is an Affiliate of QGI and is hereby joining the Guaranty and Guarantor Security Agreement. In addition, Borrowers have requested that Lender amend certain other terms of the Loan Documents and waive certain Events of Default under the Loan Documents by this Joinder and Amendment No. 4 to Loan Documents (this “Amendment”). Accordingly, the Loan Documents are further amended as set forth in this Amendment.

2.	Amendments.

2.1	The LIBOR Replacement Rider attached to this Amendment as Exhibit A amends and restates the LIBOR Replacement Rider to the Credit Agreement.

2.2	The LIBOR Replacement Addendum attached to this Amendment as Exhibit B amends and restates LIBOR Replacement Addendum to the Working Cash Rider.

2.3	The Schedules to the Credit Agreement are hereby amended and restated by the corresponding Schedules attached hereto. To the extent that the Credit Agreement states that the matters set forth on such Schedules were in existence “as of the date of the Agreement”, “as of the Closing Date”, or words of similar effect, such temporal references shall now mean and refer to the Effective Date of this Amendment.

2.4	Section 1.2 of the Credit Agreement is hereby amended to add the following definitions in alphabetical order:

“Amendment No. 4” means Amendment No. 4 to Loan Documents between Borrowers and Lender effective as of the Amendment No. 4 Effective Date.

“Amendment No. 4 Effective Date” shall mean October 19, 2021.

1

“Langhammer Notes” means collectively, (a) the Promissory Note by QGI dated as of July 1, 2021 with respect to a loan in the principal amount of $3,487,381 by Jason Langhammer to QGI, and (b) the Promissory Note by QGI dated as of July 1, 2021 with respect to a loan in the principal amount of $3,487,381 by Michael Langhammer to QGI.

“Mandel Notes” means collectively, (a) the Promissory Note and Guarantee by MTM and QGI dated as of July 1, 2021 with respect to a loan in the principal amount of $3,267,293 by Larry Mandel to MTM, and (b) the Promissory Note by QGI dated as of July 1, 2021 with respect to a loan in the principal amount of $6,974,762 by Larry Mandel to QGI.

2.5	Clause (e) of the definition of Debt Payments in Section 1.2 of the Credit Agreement is hereby amended and restated by the following:

“(e) payments with respect to any other Indebtedness for borrowed money, other than (i) principal payments with respect to the HSBC Facility, the BMO Facility, and Revolving Advances, and (ii) prepayments of principal with respect to the Mandel Notes and the Langhammer Notes.”

2.6	The definition of Guarantor set forth in Section 1.2 of the Credit Agreement is hereby amended and restated by the following:

“Guarantor” shall mean Gold/Gold/Gold, Inc., QGM, LLC, QG Refining, LLC, J&M Group Holdings, Inc., L & L Group Holdings, LLC and any other Person who may hereafter guarantee payment or performance of the whole or any part of the Obligations and “Guarantors” means collectively all such Persons.

2.7	The definition of Revolving Note Maturity Date set forth in Section 1.2 of the Credit Agreement is hereby amended and restated by the following:

“Revolving Note Maturity Date” shall mean September 30, 2022.”

2.8	The definition of Term Loan Block set forth in Section 1.2 of the Credit Agreement is hereby amended and restated by the following:

“Term Loan Block” means an amount equal to $0.00.

2.9	The definition of Term Note Maturity Date set forth in Section 1.2 of the Credit Agreement is hereby amended and restated by the following:

“Term Note Maturity Date” shall mean, with respect to Term Note A, October 1, 2025.

2.10	Section 2.3(a) of the Credit Agreement is hereby amended and restated by the following:

“(a)        Term Loan A. Subject to the terms and conditions of this Agreement, on the Closing Date, Lender extended a term loan to Borrowers in an amount equal to $8,000,000 (“Term Loan A”). On the effective date of Amendment No. 2, Lender extended an additional advance under Term Loan A in an amount such that the outstanding principal balance of Term Loan A on the effective date of Amendment No. 2 was $12,500,000. The outstanding principal amount of Term Loan A has been partially amortized. Subject to the terms and conditions of this Agreement, on the Amendment No. 4 Effective Date, Lender shall extend an additional advance under Term Loan A in an amount such that the outstanding principal balance of Term Loan A on the Amendment No. 4 Effective Date shall be $22,000,000. Term Loan A shall thereafter be, with respect to principal, payable in equal installments of $458,333.33 on the first day of each month, followed by a final payment of all unpaid principal, accrued and unpaid interest and all unpaid fees and expenses on the applicable Term Note Maturity Date, subject to acceleration upon the occurrence of an Event of Default under this Agreement or termination of this Agreement. Interest on Term Loan A shall accrue and be payable in accordance with Section 3.1. Term Loan A shall continue to be evidenced by Term Note A, as amended (as further amended, restated or extended, “Term Note A”). Term Loan A is advanced as a LIBOR Rate Loan; and in the event that Borrowers desire to convert Term Loan A to or from a Domestic Rate Loan, Borrowing Representative shall comply with the notification requirements set forth in Section 2.2(c) and the provisions of Sections 2.2(b), (d) and (e) shall apply.”

2.11	Section 7.17 of the Credit Agreement is hereby amended and restated by the following:

“7.17. Prepayment and Modification of Other Indebtedness. Except as permitted pursuant to Section 7.18 hereof, (a) at any time, directly or indirectly, prepay any Indebtedness (other than to Lender), or repurchase, redeem, retire or otherwise acquire any Indebtedness of any Borrower or Guarantor or their respective Subsidiaries; provided, however, Borrower may make prepayments of the Mandel Notes and the Langhammer Notes if no Default or Event of Default has occurred and is continuing or would result therefrom, or (b) amend or otherwise modify the Mandel Notes or the Langhammer Notes.”

2.12	The first (1st) sentence of Section 13.1 of the Credit Agreement is hereby amended and restated by the following

“This Agreement, which shall inure to the benefit of and shall be binding upon the respective successors and permitted assigns of each Borrower, and Lender, shall become effective on the date hereof and shall continue in full force and effect until October 1, 2025 (the “Term”) unless sooner terminated as herein provided.”

2.13	The principal amount set forth in the third paragraph of Term Note A is hereby amended from TWELVE MILLION FIVE HUNDRED THOUSAND DOLLARS ($12,500,000) to TWENTY-TWO MILLION DOLLARS ($22,000,000). The reference to the $12,500,000 principal amount of Term Note A on the top of the first page thereof is hereby amended from $12,500,000 to $22,000,000.

3.	Waiver. Lender hereby waives its rights and powers under the Loan Documents with respect to the Events of Default that have occurred under (a) Section 10.5 of the Credit Agreement as a result of the transfer of the Equity Interests in MTM to QGI, the incurrence of the Mandel Notes and Langhammer Notes by MTM and QGI, as applicable, and the dissolution of J&M Italy, and (b) Section 10.10(a) of the Credit Agreement as a result of the violation of the Gold Consignment Limit (as defined in the BMO Facility Agreement) in July of 2021. This waiver of rights and powers shall not affect any other Default or Event of Default of the same or different nature arising at any time. This waiver will not constitute a modification or an alteration of the terms, conditions or covenants of the Credit Agreement or the other Loan Documents. This waiver will not relieve or release Borrowers in any way from their duties, obligations, covenants or agreements under the Credit Agreement or the other Loan Documents or from the consequences of any Default or Event of Default thereunder, except as expressly described above. This waiver will not obligate Lender, or be construed to require Lender, to waive any other Default or Events of Default, whether now existing or which may occur after the Effective Date. No course of dealing is established hereby.

4.	Joinder.

4.1	All references in the Loan Documents to a “Guarantor”, “Obligor”, “Indemnitor” or similar terms will include New Guarantor and New Guarantor is hereby made a party to each of the Guaranty and the Guarantor Security Agreement as if they initially executed each of the Guaranty and the Guarantor Security Agreement.

4.2	New Guarantor agrees that it is a “Guarantor” and bound by the terms of the Loan Documents, jointly and severally, with each of the other Borrowers and Guarantors. New Guarantor hereby specifically guaranties the Obligations and assumes the duties and obligations of a Guarantor under the Loan Documents.

4.3	New Guarantor hereby grants to Lender, a security interest in its Collateral, as such term is defined in the Guarantor Security Agreement, to secure the Obligations as such term is defined in the Guarantor Security Agreement. New Guarantor acknowledges that Lender is authorized to file UCC-1 Financing Statement naming it as debtor and describing the collateral as all of its assets.

4.4	New Guarantor represents and warrants to Lender that the representations and warranties set forth in the Loan Documents applicable to a Guarantor are true and correct in all material respects as of the date hereof with respect to New Guarantor.

4.5	The address for notices to New Guarantor under the Guaranty shall be the notice address of the Guarantors set forth in the Guaranty.

5.	Representations, Warranties and Covenants. To induce Lender to enter into this Amendment, each Borrower and New Guarantor, as applicable, represents, warrants, and covenants as follows:

5.1	Representations and Warranties. The representations and warranties of Borrowers and Guarantors contained in the Loan Documents are deemed to have been made again on and as of the Effective Date, except to the extent that such representations and warranties were expressly limited to an earlier date.

5.2	No Defaults. After giving effect to this Amendment, no Event of Default or Default exists on the Effective Date.

5.3	No Claims. Each Borrower and New Guarantor represents and warrants that it has no claims, counterclaims, setoffs, actions or causes of actions, damages or liabilities of any kind or nature whatsoever whether at law or in equity, in contract or in tort, existing as of the Effective Date (collectively, “Claims”) against Lender, its direct or indirect parent corporations or any direct or indirect Affiliates of such parent corporations, or any of the foregoing’s respective directors, officers, employees, agents, attorneys and legal representatives, or the heirs, administrators, successors or assigns of any of them (collectively, “Lender Parties”) that directly or indirectly arise out of, are based upon or are in any manner connected with any Prior Related Event. As an inducement to Lender to enter into this Amendment, each Borrower and New Guarantor on behalf of itself, and all of its respective successors and assigns hereby knowingly and voluntarily releases and discharges all Lender Parties from any and all Claims, whether known or unknown in existence as of the Effective Date, that directly or indirectly arise out of, are based upon or are in any manner connected with any Prior Related Event. As used herein, the term “Prior Related Event” means any transaction, event, circumstance, action, failure to act, occurrence of any sort or type, whether known or unknown, which occurred, existed, was taken, permitted or begun at any time prior to the Effective Date or occurred, existed, was taken, was permitted or begun in accordance with, pursuant to or by virtue of any of the terms of the Loan Documents or any documents executed in connection with the Loan Documents or which was related to or connected in any manner, directly or indirectly to the extension of credit represented by the Loan Documents or the relationship of Borrowers and New Guarantor with Lender.

5.4	Authorization. The Person executing this Amendment for each Borrower and New Guarantor is a duly elected officer or member of each Borrower and New Guarantor or its respective sole member and is duly authorized by the board of directors or other governing authority of such Borrower or New Guarantor to execute and deliver this Amendment on behalf of it. Each Borrower and New Guarantor has the full right, power and authority to enter into this Amendment and the related documents and to perform its respective obligations hereunder.

5.5	No Misrepresentations. No information or material submitted to Lender in connection with this Amendment contains any material misstatement or misrepresentation nor omits to state any material fact or circumstance.

5.6	No Conflicts. The execution and delivery of this Amendment and the related documents, and the performance by each Borrower and New Guarantor of its respective obligations do not and will not conflict with any provision of law or the Organizational Documents of Borrowers or New Guarantor or of any agreement binding upon Borrowers or New Guarantor.

5.7	Enforceability. This Amendment and each of the related documents is a valid and binding obligation of Borrowers and New Guarantor, enforceable against each in accordance with its terms.

5.8	Ratification. Except as expressly modified herein, the Loan Documents, as amended, are and remain in full force and effect. The Loan Documents are hereby ratified and confirmed as the continuing obligation of Borrowers. Each Borrower hereby reaffirms and re-grants to Lender a security interest in and lien upon all of the Collateral.

5.9	Intercreditor Agreement. The Intercreditor Agreement is and remains in full force and effect, as amended and restated as of the Effective Date. No consent to this Amendment by HSBC or BMO is required under the Intercreditor Agreement.

5.10	Fees and Expenses. Borrowers will pay to Lender all reasonable attorneys’ fees and expenses of Lender incurred in connection with this Amendment, and all related documentation. Such fees and expenses may be charged by Lender to Borrowers as a Revolving Advance or to any account of a Borrower with Lender.

5.11	Original Documents. Borrowers and New Guarantor will deliver or cause to be delivered to Lender a fully executed original of this Amendment, the Ratification hereto, and a Loan Fee and Disbursement Authorization, within ten (10) days after the Effective Date.

5.12	Consignment Facility Agreements. None of BMO Facility Agreements or the HSBC Facility Agreements has been amended or supplemented, nor have any of the provisions thereof been waived, except pursuant to a written agreement or instrument which has heretofore been delivered to Lender.

5.13	MTM Stock Purchase Agreement. The acquisition of 100% of the Equity Interests in MTM by QGI has closed in accordance with the terms of the Stock Purchase and Sale Agreement among QGI, Larry Mandel and the Original Owners dated as of June 30, 2021.

6.	Conditions Precedent. The closing and effectiveness of this Amendment is subject to the following conditions precedent:

6.1	Amendment. Lender shall have executed this Amendment and the Borrowers shall have delivered, and shall have caused Guarantors to deliver, to Lender a fully executed copy of this Amendment and the Ratification attached hereto as Exhibit A.

6.2	Disbursement Authorization. The Borrowers shall have executed and delivered electronically to Lender a fully executed copy of a Loan Fee and Disbursement Authorization.

6.3	Incumbency Certificates. Lender shall have received a certificate of an officer or manager of each Borrower and each Guarantor (other than New Guarantor) certifying to the incumbency of the Person executing this Amendment on behalf of each such Borrower and Guarantor.

6.4	Resolutions. Lender shall have received the following in form and substance acceptable to Lender: (a) a certificate of New Guarantor, dated the Effective Date and executed by its Secretary which shall (i) certify the resolutions of its members authorizing the execution, delivery and performance of this Amendment, (ii) identify by name and title and bear the signatures of the officer or manager of New Guarantor authorized to sign this Amendment, and (iii) contain appropriate attachments, including the Organizational Documents of New Guarantor, and (b) a good standing certificate for New Guarantor issued from its jurisdiction of organization within thirty (30) days prior to the Effective Date.

6.5	HSBC and BMO. HSBC and BMO will have each executed and delivered to the Borrowers and Lender its respective consent or default wavier with respect to the transfer of the Equity Interests in MTM to QGI, the incurrence of the Mandel Notes and Langhammer Notes by MTM and QGI, as applicable, the dissolution of J&M Italy, and the incorrect borrowing base report provided to BMO prior to the Effective Date, each on substantially the same terms as set forth herein.

6.6	Lien Filing. Lender will have obtained satisfactory Lien searches and obtained a first-priority, perfected Lien upon the assets of New Guarantor.

6.7	Closing Checklist. Borrowers and Guarantors will have delivered to Lender (and executed, as applicable) each of the other items listed on the Closing Memorandum prepared by Lender in connection with the closing of this Amendment.

6.8	Representations and Warranties. The representations and warranties of Borrowers and New Guarantor herein will be true.

6.9	Other. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with this Amendment all the related documentation shall be satisfactory in form and substance to Lender and its counsel.

7.	General.

7.1	This Amendment is an “Other Document” as defined in the Credit Agreement.

7.2	Except as set forth in Section 3, nothing contained herein will be construed as waiving any Default or Event of Default under the Loan Documents or will affect or impair any right, power or remedy of Lender under or with respect to the Loan Documents, as amended, or any agreement or instrument guaranteeing, securing or otherwise relating to any of the Advances.

7.3	All representations and warranties made by Borrowers and New Guarantor herein will survive the execution and delivery of this Amendment.

7.4	This Amendment will be binding upon and inure to the benefit of Borrowers, New Guarantor, and Lender and their respective successors and assigns.

7.5	This Amendment will in all respects be governed and construed in accordance with the laws of the State of Ohio.

7.6	A copy of this Amendment may be attached to the Notes as an allonge.

7.7	This Amendment and the documents and instruments to be executed hereunder constitute the entire agreement among the parties with respect to the subject matter hereof and shall not be amended, modified or terminated except by a writing signed by the party to be charged therewith.

7.8	Each Borrower and New Guarantor agrees to execute such other instruments and documents and provide Lender with such further assurances as Lender may reasonably request to more fully carry out the intent of this Amendment.

7.9	This Amendment may be executed in a number of identical counterparts. If so, each such counterpart shall collectively constitute one agreement. Notwithstanding any other provision herein or in the other Loan Documents, each Borrower and New Guarantor agrees that this Amendment, the Loan Documents, any other amendments thereto and any other information, notice, signature card, agreement or authorization related thereto (each, a “Communication”) may, at Lender’s option, be in the form of an electronic record. Any Communication may, at Lender’s option, be signed or executed using electronic signatures. For the avoidance of doubt, the authorization under this Section may include, without limitation, use or acceptance by Lender of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format) for transmission, delivery and/or retention. Borrowers and Lender acknowledge and agree that the methods for delivering Communications, including notices, under the Loan Documents include electronic transmittal to any electronic address provided by either party to the other party from time to time. Without limiting the generality of the foregoing, any signature delivered by a party hereto by electronic means shall be deemed to be an original signature hereto.

7.10	No provision of this Amendment is intended or shall be construed to be for the benefit of any third party.

7.11	THE PARTIES EACH HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AMENDMENT.

7.12	EACH BORROWER AND NEW GUARANTOR WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER FROM LENDER IN ANY LEGAL ACTION OR PROCEEDING ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES.

Signature Page to Joinder and Amendment No. 4 to Loan Documents (QGI)

Borrowers:

Quality Gold, Inc.

By:	/s/ Michael Langhammer
Michael Langhammer
Chief Executive Officer

MTM, Inc.

By:	/s/ Michael Langhammer
Michael Langhammer
Vice President

Gold Limited Liability Company

By:	/s/ Michael Langhammer
Michael Langhammer
Chief Financial Officer

LogoArt LLC

By:	/s/ Michael Langhammer
Michael Langhammer
Manager

New Guarantor:

L & L Group Holdings, LLC

By:	/s/ Michael Langhammer
Michael Langhammer
Manager

Signature Page to Joinder and Amendment No. 4 to Loan Documents (QGI)

PNC Bank, National Association

By:	/s/ Derek Jones
Derek Jones
Vice President

Ratification of Guaranty

Each of the undersigned guarantors (jointly and severally if more than one, the “Guarantor”) consents to the provisions of the foregoing Joinder and Amendment No. 4 to Loan Documents (the “Amendment”) and all prior amendments (if any) and confirms and agrees that: (a) the Guarantor’s obligations under the Guarantor Security Agreement and its Guaranty in favor of PNC Bank, National Association, each dated as of December 20, 2018 (collectively if more than one, the “Guaranty”) shall be unimpaired by the Amendment; (b) the Guarantor has no claims, defenses, set offs, counterclaims, discounts or charges of any kind against Lender, its officers, directors, employees, agents or attorneys  with respect to the Guaranty and all claims, defenses, set offs, counterclaims, discounts or charges, if any, are hereby released; and (c) all of the terms, conditions and covenants in the Guaranty remain unaltered and in full force and effect and are hereby ratified and confirmed and apply to the Obligations, as modified by the Amendment. The Guarantor certifies that all representations and warranties made in the Guaranty are true and correct. Capitalized terms used herein and not defined have the meanings set forth in the Amendment or if not defined therein, in the Credit Agreement. The Guarantor hereby confirms that all Collateral for the Obligations, including liens, security interests, mortgages, and pledges granted by the Guarantor or third parties (if applicable) to Lender, shall continue unimpaired and in full force and effect, shall cover and secure all of the Guarantor’s existing and future Obligations to Lender, as modified by the Amendment.

Gold/Gold/Gold, Inc.

By:	/s/ Michael Langhammer
Michael Langhammer
Chief Financial Officer

QGM, LLC

By:	/s/ Michael Langhammer
Michael Langhammer
Manager

QG Refining, LLC

By:	/s/ Michael Langhammer
Michael Langhammer
President/Treasurer

J&M Group Holdings Inc.

By:	/s/ Michael Langhammer
Michael Langhammer
President/Secretary

L & L Group Holdings, LLC

By:	/s/ Michael Langhammer
Michael Langhammer
Manager

Exhibit A

LIBOR REPLACEMENT RIDER

This LIBOR Replacement Rider provides a mechanism for determining an alternative rate of interest in the event that USD LIBOR is no longer available or in certain other circumstances. Lender does not warrant or accept any responsibility for and shall not have any liability with respect to, the administration, submission or any other matter related to the London interbank offered rate or other rates in the definition of “LIBOR” or with respect to any alternative or successor rate thereto, or replacement rate therefor. To the extent that any term or provision of this LIBOR Replacement Rider is or may be inconsistent with any term or provision in the remainder of any Loan Document, the terms and provisions of this LIBOR Replacement Rider shall control.

(a)          Announcements Related to LIBOR. On March 5, 2021, the ICE Benchmark Administration, the administrator of LIBOR (the “IBA”) and the U.K. Financial Conduct Authority, the regulatory supervisor for the IBA, announced in a public statement the future cessation or loss of representativeness of overnight/Spot Next, 1-week, 1-month, 2-month, 3-month, 6-month and 12-month USD LIBOR tenor settings (collectively, the “Cessation Announcements”). The parties hereto acknowledge that, as a result of the Cessation Announcements, a Benchmark Transition Event occurred on March 5, 2021 with respect to USD LIBOR under clauses (1) and (2) of the definition of Benchmark Transition Event below; provided however, no related Benchmark Replacement Date occurred as of such date.

(b)          Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document, if a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date have occurred in respect of any setting of the then-current Benchmark, then, (x) if the Benchmark Replacement is determined in accordance with clause (1) or (2) of the definition of “Benchmark Replacement” on the Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment or further action or consent of any other party hereto or to any other Loan Document; and (y) if a Benchmark Replacement is determined in accordance with clause (3) of the definition of “Benchmark Replacement” on the Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. (Eastern time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Borrowers without any amendment hereto or to any other Loan Document, or further action or consent of the Borrowers.

(c)          Benchmark Replacement Conforming Changes. In connection with the implementation of a Benchmark Replacement, Lender will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of the Borrowers.

(d)          Notices; Standards for Decisions and Determinations. Lender will promptly notify the Borrowers of (i) any occurrence of a Benchmark Transition Event, a Term SOFR Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes and (iv) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by Lender pursuant to this Rider, including any determination with respect to a rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its sole discretion and without consent from the Borrowers.

(e)          Benchmark Unavailability Period. Upon the Borrowers’ receipt of notice of the commencement of a Benchmark Unavailability Period, amounts outstanding hereunder automatically will bear interest at the Fallback Rate. During any Benchmark Unavailability Period, the component of the Fallback Rate based upon the then-current Benchmark, if any, will not be used in any determination of the Fallback Rate.

(f)          Secondary Term SOFR Conversion. Notwithstanding anything to the contrary herein or in any other Loan Document and subject to the proviso below in this paragraph, if a Term SOFR Transition Event and its related Benchmark Replacement Date have occurred in respect of any setting of the then-current Benchmark, then (i) the applicable Benchmark Replacement will replace the then-current Benchmark for all purposes hereunder or under any Loan Document in respect of such Benchmark setting (the “Secondary Term SOFR Conversion Date”) and subsequent Benchmark settings, without any amendment or further action or consent of any other party hereto or to any other Loan Document; and (ii) loans outstanding on the Secondary Term SOFR Conversion Date bearing interest based on the then-current Benchmark shall be deemed to have been converted to loans bearing interest at the Benchmark Replacement with a tenor approximately the same length as the interest payment period of the then-current Benchmark; provided that, (A) this paragraph (f) shall not be effective unless Lender has delivered to the Borrowers a Term SOFR Notice and (B) this paragraph (f) shall not be effective with respect to the Facility if (I) the Borrowers have outstanding an interest rate swap with Lender to hedge, in whole or part, the floating rate risk under the Facility on the Secondary Term SOFR Conversion Date, and (II) such swap incorporates LIBOR fallback provisions with a Daily Simple SOFR rate as the primary alternative fallback rate for USD LIBOR.

(g)          Certain Defined Terms. As used in this Rider:

“Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, one month.

“Benchmark” means, initially, USD LIBOR; provided that if a Benchmark Transition Event, a Term SOFR Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date have occurred with respect to USD LIBOR or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to paragraph (b) of this Rider.

“Benchmark Replacement” means for the Available Tenor the first alternative set forth in the order below that can be determined by Lender on the applicable Benchmark Replacement Date; provided, however, if (i) the Borrowers have outstanding an interest rate swap with Lender on the Benchmark Replacement Date to hedge, in whole or part, the floating rate risk under the Facility, and (ii) such swap incorporates LIBOR fallback provisions with a Daily Simple SOFR rate as the primary alternative fallback rate for USD LIBOR, then the Benchmark Replacement alternative set forth in clause (1) below shall not apply to the Facility and the alternative set forth below in clause (2) shall be the first alternative:

(1)	the sum of: (a) Term SOFR and (b) the related Benchmark Replacement Adjustment;

(2)	the sum of: (a) Daily Simple SOFR and (b) the related Benchmark Replacement Adjustment;

(3)	the sum of: (a) the alternate benchmark rate that has been selected by Lender as the replacement for the then-current Benchmark, giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for U.S. dollar-denominated syndicated or bilateral credit facilities at such time, and (b) the related Benchmark Replacement Adjustment;

provided that, in the case of clause (1), such Unadjusted Benchmark Replacement is displayed on a screen or other information service that publishes such rate from time to time as selected by Lender in its reasonable discretion; provided, further, that, with respect to a Term SOFR Transition Event, on the applicable Benchmark Replacement Date, the “Benchmark Replacement” shall revert to and shall be determined as set forth in clause (1) of this definition, all in accordance with paragraph (f) (Secondary Term SOFR Conversion) above. If the Benchmark Replacement as determined pursuant to clause (1), (2) or (3) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes hereof and of the other Loan Documents.

“Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any setting of such Unadjusted Benchmark Replacement:

(1)

for purposes of clauses (1) and (2) of the definition of “Benchmark Replacement,” 0.11448% (11.448 basis points). This value represents the ARRC/ISDA recommended spread adjustment value for the Available Tenor available here: https://assets.bbhub.io/professional/sites/10/IBOR-Fallbacks-LIBOR-Cessation_Announcement_20210305.pdf.

(2)

for purposes of clause (3) of the definition of “Benchmark Replacement,” the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by Lender, giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Available Tenor of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Available Tenor of such Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated syndicated or bilateral credit facilities.

“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, length of lookback periods, the applicability of breakage provisions and other technical, administrative or operational matters) that Lender decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by Lender in a manner substantially consistent with market practice (or, if Lender decides that adoption of any portion of such market practice is not administratively feasible or if Lender determines that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as Lender decides is reasonably necessary in connection with the administration of the Facility and the Loan Documents).

“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark:

(1)	in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide the Available Tenor of such Benchmark (or such component thereof);

(2)	in the case of clause (3) of the definition of “Benchmark Transition Event,” the date determined by Lender, which date shall promptly follow the date of the public statement or publication of information referenced therein;

(3)	in the case of a Term SOFR Transition Event, the date that is set forth in the Term SOFR Notice provided to the Borrowers pursuant to this Rider, which date shall be at least 30 days from the date of the Term SOFR Notice; or

(4)	in the case of an Early Opt-in Election, the sixth (6th) Business Day after the date notice of such Early Opt-in Election is provided to the Borrowers.

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:

(1)	a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide the Available Tenor of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Available Tenor of such Benchmark (or such component thereof);

(2)

a public statement or publication of information by a Governmental Authority having jurisdiction over Lender, the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Board of Governors of the Federal Reserve System, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide the Available Tenor of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Available Tenor of such Benchmark (or such component thereof); or

(3)	a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) or a Governmental Authority having jurisdiction over Lender announcing that the Available Tenor of such Benchmark (or such component thereof) is no longer representative.

“Benchmark Unavailability Period” means the period (if any) (x) beginning at the time that a Benchmark Replacement Date pursuant to clauses (1) or (2) of that definition has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with this Rider, and (y) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with this Rider.

“Daily Simple SOFR” means, for any day, SOFR, with the conventions for this rate (which may include a lookback) being established by Lender in accordance with the conventions for this rate selected or recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for business loans; provided, that if Lender decides that any such convention is not administratively feasible for Lender, then Lender may establish another convention in its reasonable discretion.

“Early Opt-in Election” means, if the then-current Benchmark is USD LIBOR, the occurrence of:

(1)	a determination by Lender that at least five (5) currently outstanding U.S. dollar-denominated syndicated or bilateral credit facilities at such time contain (as a result of amendment or as originally executed) a SOFR-based rate (including SOFR, a term SOFR or any other rate based upon SOFR) as a benchmark rate, and

(2)	the election by Lender to trigger a fallback from USD LIBOR and the provision by Lender of written notice of such election to the Borrowers.

“Fallback Rate” means the alternative rate of interest that would have been applicable under the terms of the Facility (absent this Rider) if Lender had given notice that USD LIBOR had become unavailable or, if no such alternative rate is specified, the Base Rate.

“Floor” means the minimum rate of interest, if any, provided under the terms of the Facility with respect to USD LIBOR or, if no minimum rate of interest is specified, zero.

“Governmental Authority” means the government of the United States of America or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

“ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time by the International Swaps and Derivatives Association, Inc. or such successor thereto.

“Relevant Governmental Body” means the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or any successor thereto.

“SOFR” means, with respect to any Business Day, a rate per annum equal to the secured overnight financing rate for such Business Day published by the SOFR Administrator on the SOFR Administrator’s Website on the immediately succeeding Business Day.

“SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).

“SOFR Administrator’s Website” means the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time.

“Term SOFR” means, for the applicable Available Tenor, the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body.

“Term SOFR Notice” means a notification by Lender to the Borrowers of the occurrence of a Term SOFR Transition Event.

“Term SOFR Transition Event” means the determination by Lender that (1) Term SOFR has been recommended for use by the Relevant Governmental Body, and is determinable for the Available Tenor, (2) the administration of Term SOFR is administratively feasible for Lender and (3) a Benchmark Transition Event has previously occurred resulting in a Benchmark Replacement in accordance with this Rider that is not Term SOFR.

“Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.

“USD LIBOR” means, for purposes of this Rider only, any interest rate that is based on the London interbank offered rate for U.S. dollars.

LBR 15 (Bilat STD 2020-11 – HW)

Streamlined2

Exhibit B

LIBOR REPLACEMENT ADDENDUM

This LIBOR Replacement Addendum provides a mechanism for determining an alternative rate of interest in the event that the USD LIBOR is no longer available or in certain other circumstances. Lender does not warrant or accept any responsibility for and shall not have any liability with respect to, the administration, submission or any other matter related to the London interbank offered rate or other rates in the definition of “LIBOR” or with respect to any alternative or successor rate thereto, or replacement rate therefor. To the extent that any term or provision of this LIBOR Replacement Addendum is or may be inconsistent with any term or provision in the remainder of this Working Cash Rider or any other Loan Document, the terms and provisions of this LIBOR Replacement Addendum shall control.

(a)           Announcements Related to LIBOR. On March 5, 2021, the ICE Benchmark Administration, the administrator of LIBOR (the “IBA”) and the U.K. Financial Conduct Authority, the regulatory supervisor for the IBA, announced in a public statement the future cessation or loss of representativeness of overnight/Spot Next, 1-week, 1-month, 2-month, 3-month, 6-month and 12- month USD LIBOR tenor settings (collectively, the “Cessation Announcements”). The parties hereto acknowledge that, as a result of the Cessation Announcements, a Benchmark Transition Event occurred on March 5, 2021 with respect to USD LIBOR under clauses (1) and (2) of the definition of Benchmark Transition Event below; provided however, no related Benchmark Replacement Date occurred as of such date.

(b)           Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document, if a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date have occurred in respect of any setting of the then-current Benchmark, then, (x) if the Benchmark Replacement is determined in accordance with clause (1) or (2) of the definition of “Benchmark Replacement” on the Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment or further action or consent of any other party hereto or to any other Loan Document; and (y) if a Benchmark Replacement is determined in accordance with clause (3) of the definition of “Benchmark Replacement” on the Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. (Eastern time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Borrowers without any amendment hereto or to any other Loan Document, or further action or consent of the Borrowers.

(c)            Benchmark Replacement Conforming Changes. In connection with the implementation of a Benchmark Replacement, Lender will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of the Borrowers.

(d)           Notices; Standards for Decisions and Determinations. Lender will promptly notify the Borrowers of (i) any occurrence of a Benchmark Transition Event, a Term SOFR Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes and (iv) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by Lender pursuant to this Addendum, including any determination with respect to a rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its sole discretion and without consent from the Borrowers.

(e)            Benchmark Unavailability Period. Upon the Borrowers’ receipt of notice of the commencement of a Benchmark Unavailability Period, amounts outstanding hereunder automatically will bear interest at the Fallback Rate. During any Benchmark Unavailability Period, the component of the Fallback Rate based upon the then-current Benchmark, if any, will not be used in any determination of the Fallback Rate.

(f)            Secondary Term SOFR Conversion. Notwithstanding anything to the contrary herein or in any other Loan Document and subject to the proviso below in this paragraph, if a Term SOFR Transition Event and its related Benchmark Replacement Date have occurred in respect of any setting of the then-current Benchmark, then (i) the applicable Benchmark Replacement will replace the then-current Benchmark for all purposes hereunder or under any Loan Document in respect of such Benchmark setting (the “Secondary Term SOFR Conversion Date”) and subsequent Benchmark settings, without any amendment or further action or consent of any other party hereto or to any other Loan Document; and (ii) loans outstanding on the Secondary Term SOFR Conversion Date bearing interest based on the then-current Benchmark shall be deemed to have been converted to loans bearing interest at the Benchmark Replacement with a tenor approximately the same length as the interest payment period of the then-current Benchmark; provided that, (A) this paragraph (f) shall not be effective unless Lender has delivered to the Borrowers a Term SOFR Notice and (B) this paragraph (f) shall not be effective with respect to the Working Cash Sweep Rider if (I) the Borrowers have outstanding an interest rate swap with Lender to hedge, in whole or part, the floating rate risk under the Line of Credit on the Secondary Term SOFR Conversion Date, and (II) such swap incorporates LIBOR fallback provisions with a Daily Simple SOFR rate as the primary alternative fallback rate for USD LIBOR.

(g)	Certain Defined Terms. As used in this Addendum:

“Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, one month.

“Benchmark” means, initially, USD LIBOR; provided that if a Benchmark Transition Event, a Term SOFR Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date have occurred with respect to USD LIBOR or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to paragraph (b) of this Addendum.

“Benchmark Replacement” means for the Available Tenor the first alternative set forth in the order below that can be determined by Lender on the applicable Benchmark Replacement Date; provided, however, if (i) the Borrowers have outstanding an interest rate swap with Lender on the Benchmark Replacement Date to hedge, in whole or part, the floating rate risk under the Line of Credit, and (ii) such swap incorporates LIBOR fallback provisions with a Daily Simple SOFR rate as the primary alternative fallback rate for USD LIBOR, then the Benchmark Replacement alternative set forth in clause (1) below shall not apply to the Line of Credit and the alternative set forth below in clause (2) shall be the first alternative:

(1)	the sum of: (a) Term SOFR and (b) the related Benchmark Replacement Adjustment;

(2)	the sum of: (a) Daily Simple SOFR and (b) the related Benchmark Replacement Adjustment;

(3)	the sum of: (a) the alternate benchmark rate that has been selected by Lender as the replacement for the then-current Benchmark, giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for U.S. dollar-denominated syndicated or bilateral credit facilities at such time, and (b) the related Benchmark Replacement Adjustment;

provided that, in the case of clause (1), such Unadjusted Benchmark Replacement is displayed on a screen or other information service that publishes such rate from time to time as selected by Lender in its reasonable discretion; provided, further, that, with respect to a Term SOFR Transition Event, on the applicable Benchmark Replacement Date, the “Benchmark Replacement” shall revert to and shall be determined as set forth in clause (1) of this definition, all in accordance with paragraph (f) (Secondary Term SOFR Conversion) above. If the Benchmark Replacement as determined pursuant to clause (1), (2) or (3) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes hereof and of the other Loan Documents.

“Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any setting of such Unadjusted Benchmark Replacement:

(1)	for purposes of clauses (1) and (2) of the definition of “Benchmark Replacement,” 0.11448% (11.448 basis points). This value represents the ARRC/ISDA recommended spread adjustment value for the Available Tenor available here: https://assets.bbhub.io/professional/sites/10/IBOR-Fallbacks-LIBOR-Cessation_Announcement_20210305.pdf.

(2)	for purposes of clause (3) of the definition of “Benchmark Replacement,” the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by Lender, giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Available Tenor of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Available Tenor of such Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated syndicated or bilateral credit facilities.

“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, length of lookback periods, the applicability of breakage provisions and other technical, administrative or operational matters) that Lender decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by Lender in a manner substantially consistent with market practice (or, if Lender decides that adoption of any portion of such market practice is not administratively feasible or if Lender determines that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as Lender decides is reasonably necessary in connection with the administration of the Line of Credit, the Working Cash Sweep Rider and the Loan Documents).

“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark:

(1)	in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide the Available Tenor of such Benchmark (or such component thereof);

(2)	in the case of clause (3) of the definition of “Benchmark Transition Event,” the date determined by Lender, which date shall promptly follow the date of the public statement or publication of information referenced therein;

(3)	in the case of a Term SOFR Transition Event, the date that is set forth in the Term SOFR Notice provided to the Borrowers pursuant to this Addendum, which date shall be at least 30 days from the date of the Term SOFR Notice; or

(4)	in the case of an Early Opt-in Election, the sixth (6th) Business Day after the date notice of such Early Opt-in Election is provided to the Borrowers.

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:

(1)	a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide the Available Tenor of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Available Tenor of such Benchmark (or such component thereof);

(2)	a public statement or publication of information by a Governmental Authority having jurisdiction over Lender, the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Board of Governors of the Federal Reserve System, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide the Available Tenor of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Available Tenor of such Benchmark (or such component thereof); or

(3)	a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) or a Governmental Authority having jurisdiction over Lender announcing that the Available Tenor of such Benchmark (or such component thereof) is no longer representative.

“Benchmark Unavailability Period” means the period (if any) (x) beginning at the time that a Benchmark Replacement Date pursuant to clauses (1) or (2) of that definition has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with this Addendum, and (y) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with this Addendum.

“Daily Simple SOFR” means, for any day, SOFR, with the conventions for this rate (which may include a lookback) being established by Lender in accordance with the conventions for this rate selected or recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for business loans; provided, that if Lender decides that any such convention is not administratively feasible for Lender, then Lender may establish another convention in its reasonable discretion.

“Early Opt-in Election” means, if the then-current Benchmark is USD LIBOR, the occurrence of:

(1)	a determination by Lender that at least five (5) currently outstanding U.S. dollar-denominated syndicated or bilateral credit facilities at such time contain (as a result of amendment or as originally executed) a SOFR-based rate (including SOFR, a term SOFR or any other rate based upon SOFR) as a benchmark rate, and

(2)	the election by Lender to trigger a fallback from USD LIBOR and the provision by Lender of written notice of such election to the Borrowers.

“Fallback Rate” means the alternative rate of interest that would have been applicable under the terms of the Working Cash Sweep Rider (absent this Addendum) if Lender had given notice that USD LIBOR had become unavailable or, if no such alternative rate is specified, the Base Rate.

“Floor” means the minimum rate of interest, if any, provided under the terms of the Working Cash Sweep Rider with respect to USD LIBOR or, if no minimum rate of interest is specified, zero.

“Governmental Authority” means the government of the United States of America or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

“ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time by the International Swaps and Derivatives Association, Inc. or such successor thereto.

“Relevant Governmental Body” means the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or any successor thereto.

“SOFR” means, with respect to any Business Day, a rate per annum equal to the secured overnight financing rate for such Business Day published by the SOFR Administrator on the SOFR Administrator’s Website on the immediately succeeding Business Day.

“SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).

“SOFR Administrator’s Website” means the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time.

“Term SOFR” means, for the applicable Available Tenor, the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body.

“Term SOFR Notice” means a notification by Lender to the Borrowers of the occurrence of a Term SOFR Transition Event.

“Term SOFR Transition Event” means the determination by Lender that (1) Term SOFR has been recommended for use by the Relevant Governmental Body, and is determinable for the Available Tenor, (2) the administration of Term SOFR is administratively feasible for Lender and (3) a Benchmark Transition Event has previously occurred resulting in a Benchmark Replacement in accordance with this Addendum that is not Term SOFR.

“Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.

“USD LIBOR” means, for purposes of this Addendum only, any interest rate that is based on the London interbank offered rate for U.S. dollars.

LBR 15 (Bilat STD 2020-11 – HW)

Sweep Rider2